                                                                     EXHIBIT 4.0

                              LINDBERG CORPORATION

     THIS CERTIFICATE IS TRANSFERABLE EITHER IN CHICAGO, IL OR NEW YORK, NY

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                         COMMON STOCK

                                         CUSIP

                                         SEE REVERSE SIDE FOR CERTAIN
                                         DEFINITIONS

THIS CERTIFIES that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE $0.01 EACH OF COMMON STOCK
                                       OF

                              LINDBERG CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated
                    [CORPORATE SEAL OF LINDBERG CORPORATION]

     Secretary                                Chairman of the Board

COUNTERSIGNED AND REGISTERED:

     HARRIS TRUST AND SAVINGS BANK

                                         TRANSFER AGENT AND REGISTRAR

                                         BY

                                              AUTHORIZED SIGNATURE
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     This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between Lindberg Corporation (the "Company") and Harris Trust and Savings Bank, as Rights Agent, dated as of November 21, 1996 as the same may be amended from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights owned by or transferred to any Person who is or becomes an Acquiring Person (as defined in the Rights Agreement) and certain transferees thereof will become null and void and will no longer be transferable.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common           UNIF GIFT MIN ACT-______Custodian_______
TEN ENT -as tenants by the entireties                     (Cust)         (Minor)
JT TEN - as joint tenants with right of            under Uniform Gifts to Minors
         survivorship and not as joint                       Act_______
         tenants in common                                   (State)

    Additional abbreviations may also be used though not in the above list.

For Value Received, _______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

__________________________________
|                                |
__________________________________

________________________________________________________________________________
  (Please print or typewrite name and address including zip code of assignee) _________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________________________________________________ Attorney
to transfer said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________

AFFIX MEDALLION SIGNATURE          ____________________________________________
GUARANTEE IMPRINT BELOW                            (Signature)
                                   ____________________________________________
                                                   (Signature)

                              ABOVE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                              CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERNATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

                              THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION SUCH AS A SECURITIES BROKER/DEALER, COMMERCIAL BANK & TRUST COMPANY, SAVINGS AND LOAN ASSOCIATION OR A CREDIT UNION PARTICIPATING IN A MEDALLION PROGRAM APPROVED BY THE SECURITIES TRANSFER ASSOCIATION, INC.